SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934



                        Date of Report: February 26, 1997



                                PLC SYSTEMS INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)



  British Columbia, Canada          0-19561                     04-3153858
  ------------------------          -------                     ----------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)            File Number)            Identification Number)


                  10 Forge Park, Franklin, Massachusetts 02038
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




                                 (508) 541-8800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)









                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 26, 1997



                  Item                                                    Page
                  ----                                                    ----

Item 5.           Other Events                                              1

Item 7.           Exhibits                                                  1

Signature                                                                   2


                                        i





ITEM 5.           OTHER EVENTS.

         The press release of the Registrant dated February 26, 1997, a copy of which is annexed hereto as Exhibit Number 99a, is incorporated by reference herein. The press release describes the notification from the Food and Drug Administration ("FDA") to the Registrant that the Registrant's application for its proprietary 1000 watt, carbon dioxide (CO2) Heart Laser(TM) has been filed with the FDA.

         The press release of the Registrant dated February 27, 1997, a copy of which is annexed hereto as Exhibit Number 99b, is incorporated by reference herein. The press release contains the Registrant's financial results for the fourth quarter and year ended December 31, 1996.

ITEM 7.           EXHIBITS

         The following exhibits are filed herewith:

Exhibit
  No.                                  Title
  ---                                  -----

99a              Press Release of the Registrant dated February 26, 1997.

99b              Press Release of the Registrant dated February 27, 1997.



                                        1





                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PLC SYSTEMS INC.



                                                 By: /s/ Patricia L. Murphy
                                                     --------------------------
                                                     Patricia L. Murphy
                                                     Chief Financial Officer


Date: March 5, 1997



                                        2




                                  EXHIBIT INDEX



  Exhibit
    No.                             Title
    ---                             -----
    99a             Press Release of the Registrant dated February 26, 1997.

    99b             Press Release of the Registrant dated February 27, 1997.





                                        3